UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

Mesa Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-149338	98-0506246
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5220 Spring Valley Road
Suite 525
Dallas, TX 75254

(Address of principal executive offices, including zip code)

(972) 490-9595

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Nonreliance on Previously Issued Financial Statements.

(a) The board of directors of Mesa Energy Holdings, Inc. (the “Company”), has concluded that certain previously issued financial statements should no longer be relied upon because of an error in such financial statements.

(1)	The date of this conclusion was April 25, 2012. The financial statements that should no longer be relied upon are those reported in Form 10-Q for September 30, 2011. The amounts reported in Form 10-K filed on April 13, 2012, were not affected by this error.

(2)	The facts underlying the conclusion are that after having filed our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 (the “Quarterly Report”) with the U.S. Securities and Exchange Commission, we discovered that we had erred in our purchase accounting for the acquisition of Tchefuncte Natural Resources, LLC (“TNR”) in that a portion of the oil and gas revenues for production months after the effective date but before the closing date of our acquisition of TNR had been reported as revenue instead of as a downward adjustment to the purchase price of the assets acquired.

As a result of this error:

•	Proved properties subject to amortization were overstated by $663,811 ($711,211 net of adjusted accumulated depletion of $47,400)
•	Total Stockholders’ Equity (Deficit) was overstated by $663,811 comprising:
o	Overstated revenues of $708,186
o	Understated lease operating expense (production and severance taxes associated with the adjusted revenues) for the three and nine months ended September 30, 2011, of $3,024
o	Overstated depletion expense for the three and nine months ended September 30, 2011, of $47,400
•	Earnings per basic and diluted share for the three months ended September 30, 2011, were overstated by $0.01
•	Earnings per basic and diluted share for the nine months ended September 30,2011, were over overstated by $0.01 and $0.02, respectively

(3)	The chairman of the audit committee discussed with our independent accountant the matters disclosed in the filing pursuant to this Item 4.02(a).

Filed in Amendment No. 1 to the Quarterly Report will be revised financial statements and related notes in Part I, Item I, and a revised Management Discussion and Analysis in Part I, Item 2. All other disclosure items in the Quarterly Report remain as originally filed. The Company expects to file the Amendment No. 1 to the Quarterly Report for the period ended September 30, 2011, by May 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Energy Holdings, Inc.

By:	/s/ Rachel L. Dillard
Rachel L. Dillard
Chief Financial Officer

Date: May 1, 2012